UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 29, 2006

                           MONTPELIER RE HOLDINGS LTD.

               (Exact Name of Registrant as Specified in Charter)


            Bermuda                      001-31468                98-0428969

(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
 Incorporation or Organization)                              Identification No.)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(d) Montpelier Re Holdings Ltd. announced today that Wilbur L. Ross, Jr. has been appointed to the Board of Directors of the Company. The appointment was effective upon the closing on June 28, 2006 of the additional 3,448,276 common shares of the Company acquired by two investment funds managed by WL Ross & Co. LLC.

WLR Recovery Fund II, L.P. and WLR Recovery Fund III, L.P., the investors in Montpelier Re Holdings Ltd., currently own 9.8% of the outstanding common shares of Blue Ocean Holdings Ltd. ("Blue Ocean Holdings"), a holding company that owns a Bermuda-licensed reinsurer formed to write property catastrophe retrocessional protection. Wilbur L. Ross, Jr. is one of five members of the Board of Directors of Blue Ocean Holdings. The Company currently beneficially owns 49% of the outstanding common shares and 34% of the preferred shares of Blue Ocean Holdings. Blue Ocean Holdings is consolidated into the Company's financial statements and the 51% of Blue Ocean's earnings and shareholders equity attributable to third parties is recorded in the Company's consolidated financial statements as minority interest.

Item 7.01. Regulation FD Disclosure.

A press release of the registrant dated June 29, 2006, is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit 99.1       Press Release of the Registrant, dated June 29, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Montpelier Re Holdings Ltd.
                                          --------------------------------------
                                                       (Registrant)

      June 29, 2006                       /s/ Jonathan B. Kim
--------------------------                --------------------------------------
           Date                           Name: Jonathan B. Kim
                                          Title:  General Counsel and Secretary